Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 22: Income Taxes
On December 22, 2017, the Tax Cuts & Jobs Act (Tax Act) was enacted resulting in significant changes to both domestic tax law and the U.S taxation of foreign subsidiaries. While many provisions of the law became effective January 1, 2018, we were required to recognize various tax impacts of the Tax Act as of December 31, 2017, in accordance with ASC Topic 740, Income Taxes and SEC Staff Accounting Bulletin 118. Accordingly, our income tax expense for 2017 reflected $3.7 billion of net estimated tax benefits related to the Tax Act, primarily as a result of re-measuring our deferred taxes for the federal tax rate reduction from 35% to 21%. We used reasonable estimates and recorded provisional amounts as of December 31, 2017, when re-measuring our deferred taxes. Our initial accounting related to the re-measurement is incomplete, since the temporary difference calculations need to be finalized as we complete our U.S. tax filing during 2018. We will collect and analyze the final temporary difference data and monitor any interpretations that may emerge for various provisions of the Tax Act throughout 2018 and adjust our original estimate accordingly.
Table 22.1 presents the components of income tax expense.

Table 22.1: Income Tax Expense

	Year ended December 31,
(in millions)	2017	2016	2015
Current:
Federal	$3,507	6,712	10,822
State and local	561	1,395	1,669
Foreign	183	175	139
Total current	4,251	8,282	12,630
Deferred:
Federal	156	1,498	(2,047)
State and local	564	296	(235)
Foreign	(54)	(1)	17
Total deferred	666	1,793	(2,265)
Total	$4,917	10,075	10,365

The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in Table 22.2.

Table 22.2: Net Deferred Tax Liability

	Dec 31,	Dec 31,
(in millions)	2017	2016
Deferred tax assets
Allowance for loan losses	$2,816	4,374
Deferred compensation and employee benefits	2,377	4,045
Accrued expenses	722	1,022
PCI loans	1,057	1,762
Net unrealized losses on investment securities	—	707
Net operating loss and tax credit carry forwards	341	391
Other	409	1,307
Total deferred tax assets	7,722	13,608
Deferred tax assets valuation allowance	(397)	(280)
Deferred tax liabilities
Mortgage servicing rights	(3,421)	(5,292)
Leasing	(4,084)	(4,522)
Mark to market, net	(5,816)	(5,511)
Intangible assets	(539)	(1,001)
Net unrealized gains on investment securities	(55)	—
Insurance reserves	(750)	(1,588)
Other	(821)	(2,465)
Total deferred tax liabilities	(15,486)	(20,379)
Net deferred tax liability (1)	$(8,161)	(7,051)

(1)	The net deferred tax liability is included in accrued expenses and other liabilities.
Deferred taxes related to net unrealized gains (losses) on investment securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI (see Note 24 (Other Comprehensive Income)). These associated adjustments decreased OCI by $434 million in 2017. OCI was not adjusted to reflect a $400 million impact of the Tax Act recognized in 2017 tax expense for the re-measurement of deferred tax assets related to the items recorded in OCI. In 2018, we expect to adopt ASU 2018-02 – Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, and reclassify the $400 million from OCI to retained earnings.
We have determined that a valuation reserve is required for 2017 in the amount of $397 million predominantly attributable to deferred tax assets in various state and foreign jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.
At December 31, 2017, we had net operating loss carry forwards with related deferred tax assets of $341 million. If these carry forwards are not utilized, they will expire in varying amounts through 12/31/2037.
As a result of the deemed mandatory repatriation provision in the Tax Act, we included an estimated $4.0 billion of undistributed foreign earnings in taxable income and recognized an associated $173 million of net income tax expense. We were able to reasonably estimate our foreign earnings and profits calculations as of December 31, 2017, and will finalize these calculations in 2018 as we complete our tax filings and our analysis of the new provisions of the Tax Act. We do not intend to distribute these foreign earnings in a taxable manner, and therefore intend to limit distributions to foreign earnings previously taxed in the U.S., that would qualify for the 100% dividends received deduction, and that would not result in any significant state or foreign taxes. All other undistributed foreign earnings will continue to be permanently reinvested outside the U.S. and the related tax liability on these earnings is insignificant.
Table 22.3 reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

Table 22.3: Effective Income Tax Expense and Rate

	December 31,
	2017		2016		2015
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$9,485	35.0%	$11,204	35.0%	$11,641	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of federal income tax benefit	926	3.4	1,004	3.1	1,025	3.1
Tax-exempt interest	(812)	(3.0)	(725)	(2.2)	(641)	(1.9)
Tax credits	(1,419)	(5.2)	(1,251)	(3.9)	(1,108)	(3.3)
Non-deductible accruals	1,320	4.9	81	0.3	25	0.1
Tax reform	(3,713)	(13.7)	—	—	—	—
Other	(870)	(3.3)	(238)	(0.8)	(577)	(1.8)
Effective income tax expense and rate	$4,917	18.1%	$10,075	31.5%	$10,365	31.2%

The effective income tax rate for 2017 reflected the estimated impact of the Tax Act, including a benefit of $3.9 billion resulting from the re-measurement of the Company's estimated net deferred tax liability as of December 31, 2017, partially offset by $173 million of tax expense relating to the estimated tax impact of the deemed repatriation of the Company's previously undistributed foreign earnings. The effective tax rate was also adversely impacted by $1.3 billion tax expense relating to discrete non tax-deductible items (predominantly litigation accruals). The effective income tax rate for 2016 included net reductions in reserves for uncertain tax positions resulting from settlements with tax authorities, partially offset by a net increase in tax benefits related to tax credit investments. The effective income tax rate for 2015 included net reductions in reserves for uncertain tax positions primarily due to audit resolutions of prior period matters with U.S. federal and state taxing authorities.
Table 22.4 presents the change in unrecognized tax benefits.

Table 22.4: Change in Unrecognized Tax Benefits

	Year ended December 31,
(in millions)	2017	2016
Balance at beginning of year	$5,029	4,806
Additions:
For tax positions related to the current year	367	284
For tax positions related to prior years	158	177
Reductions:
For tax positions related to prior years	(319)	(127)
Lapse of statute of limitations	(48)	(27)
Settlements with tax authorities	(20)	(84)
Balance at end of year	$5,167	5,029

Of the $5.2 billion of unrecognized tax benefits at December 31, 2017, approximately $3.5 billion would, if recognized, affect the effective tax rate. The remaining $1.7 billion of unrecognized tax benefits relates to income tax positions on temporary differences.
We recognize interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of December 31, 2017 and 2016, we have accrued approximately $726 million and $589 million for the payment of interest and penalties, respectively. In 2017, we recognized in income tax expense a net tax expense related to interest and penalties of $96 million. In 2016, we recognized in income tax expense a net tax expense related to interest and penalties of $136 million.
We are subject to U.S. federal income tax as well as income tax in numerous state and foreign jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. The IRS is currently examining the 2011 through 2014 consolidated federal income tax returns of Wells Fargo & Company and its subsidiaries. In addition, we are currently subject to examination by various state, local and foreign taxing authorities. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2007.
We are litigating or appealing various issues related to prior IRS examinations for the periods 2003 through 2010. For the 2003 through 2006 periods, we have paid the IRS the contested income tax and interest associated with these issues and refund claims have been filed for the respective years. It is possible that one or more of these examinations, appeals or litigation may be resolved within the next twelve months resulting in a decrease of up to $1.0 billion to our gross unrecognized tax benefits.